CNL Strategic Residential Credit, Inc. 10-Q

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of CNL Strategic Residential Credit, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Chirag J. Bhavsar, Chief Executive Officer, and Tammy J. Tipton, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: August 13, 2026	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer (Principal Executive Officer)

Date: August 13, 2026	/s/ Tammy J. Tipton
Tammy J. Tipton
Chief Financial Officer (Principal Financial and Accounting Officer)